SCHEDULE 14A

                                 (RULE 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

           PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                              EXCHANGE ACT OF 1934


Filed by the Registrant [X]

Filed by a party other than the Registrant [   ]


Check the appropriate box:

[ ]  Preliminary proxy statement.

[ ]  Definitive proxy statement.

[X]  Definitive additional materials.
[ ]  Soliciting material under Rule 14a-12.

[ ] Confidential, for use of the Commission only (as permitted by Rule 14a-6(e)(2)).


                             THE GERMANY FUND, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)
--------------------------------------------------------------------------------

    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)


Payment of filing fee (check the appropriate box):


[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)  Title of each class of securities to which transaction applies:

(2)  Aggregate number of securities to which transaction applies:

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)  Proposed maximum aggregate value of transaction:

(5)  Total fee paid:

[ ]  Fee paid previously with preliminary materials.



[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1)  Amount Previously Paid:

(2)  Form, Schedule or Registration Statement No.:

(3)  Filing Party:

(4)  Date Filed:

THE GERMANY FUND, INC.
   THE NEW GERMANY FUND, INC.


                                                       345 Park Avenue
                                                       New York, NY 10154
                                                       Tel:  (212) 326 6200
                                                       Direct:  (212) 336-4623


                                                       May 13, 2003

Dear Fellow Investors,

         Enclosed are the First Quarter Report and this year's Proxy Statement. If you are able to come to the meeting please let us know on the fax form on the back of this letter. We welcome your comments. Several of the Independent Directors plan to attend as is their custom, along with the Funds' President and Chief Investment Officer.

         In the coming months we will be amending the Voluntary Cash purchase Plan. This will be announced in the semi-annual report.

         At last week's Audit Committee meeting, it was decided to continue preparing the First and Third Quarterly Reports but, to save printing and mailing expenses for the Funds, to post them on the website only. The Funds will continue to mail Annual and Semi-Annual Reports.

         Please remember that the Funds prepare and e-mail monthly newsletters. If you would like to be added to this list, please let us know on the fax form on the back of this letter.

         Thank you.

                                                       Sincerely,

                                                       /s/ Robert Gambee

                                                       Robert Gambee
                                                       Chief Operating Officer
                                                       and Secretary

THE GERMANY FUND, INC.                                THE NEW GERMANY FUND, INC.



                                FAX RESPONSE FORM


                              FAX NO. 212-661-7526




[ ] I WILL ATTEND THE MEETING.  NAME:_______________________




[ ] PLEASE ADD ME TO THE E-MAIL NEWSLETTER.

    E-MAIL ADDRESS:_________________________________________




[ ] SEND ME INFORMATION ON THE VOLUNTARY CASH PURCHASE PLAN

    Name:___________________________________________________

    Address:________________________________________________

            ________________________________________________

    City:_________________State & Zip ______________________




    COMMENTS: